SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
November 18, 2019

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3075 LOYALTY CIRCLE
COLUMBUS, OH 43219
(Address and Zip Code of Principal Executive Offices)

(614) 729-4000
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	ADS	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with its succession planning responsibilities, on November 18, 2019, the Board of Directors (the “Board”) of Alliance Data Systems Corporation (the “Company”) announced the appointment of Ralph J. Andretta as the Company’s President, Chief Executive Officer and a member of the Company’s Board, in each case effective February 3, 2020. Mr. Andretta, 58, served most recently as the Managing Director and Head of US Cards for Citigroup where he has been employed in various roles since 2011. Mr. Andretta has also served in various executive roles at both Bank of America and American Express during his greater than 25-year career in the card industry.

Charles Horn, who transitioned from Executive Vice President and Chief Financial Officer to Executive Vice President and Vice Chairman of the Company in June 2019 and currently oversees the LoyaltyOne business, will serve as acting Chief Executive Officer of the Company during this interim period pending Mr. Andretta’s appointment. Melisa Miller, who has served as Alliance Data’s President and Chief Executive Officer since Ed Heffernan’s retirement in June 2019, stepped down from those positions and as a Director of the Company effective immediately but will continue to serve the Company in an advisory capacity. Material terms of Ms. Miller’s separation agreement will be disclosed when they are finalized.

Item 7.01 Regulation FD Disclosure.

On November 18, 2019, the Company issued a press release announcing the executive leadership changes set forth in Item 5.02 above. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

99.1	Press Release dated November 18, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The information contained in this report (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: November 18, 2019	By:	/s/ Joseph L. Motes III
Joseph L. Motes III
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary